Exhibit 10.28

AMENDMENT ONE TO THE

EXPRO GROUP HOLDINGS N.V.

U.S. EXECUTIVE RETENTION & SEVERANCE PLAN

RECITALS

WHEREAS, Expro Group Holdings N.V. (the “Company”) previously adopted the Expro Group Holdings N.V. U.S. Executive Retention & Severance Plan (the “Plan”) for the benefit of its qualifying employees;

WHEREAS, the Company desires to amend the Plan to revise the health care continuation payment provided in Section 2.2;

WHEREAS, the Company desires to amend the Plan to revise the outplacement benefits provided in Section 2.4;

WHEREAS, the Company has the authority to amend the Plan pursuant to Section 7.3 thereof; and

WHEREAS, terms used but not defined herein shall have the meaning ascribed to them in the Plan.

NOW, THEREFORE, BE IT RESOLVED that effective January 1, 2026,

(a)         Section 2.2 of the Plan is hereby amended to be and read as follows (deletions struck through; additions bolded and underlined):

“2.2         Health Care Continuation. A lump sum cash payment equal to ~~twelve thousand five hundred dollars ($12,500.00)~~ eighteen (18) times the monthly employer portion of the premium for the coverage under the Company’s high deductible health plan based on the elected coverage level (single, family, etc.) provided to the Covered Employee under the group health benefit plan immediately before the Separation Date. This payment shall be made within sixty (60) days following the Separation Date

(b)          Section 2.4 of the Plan is hereby replaced in its entirety to be and read as follows:

“2.4         Outplacement Benefits. The Company will provide outplacement assistance to a Covered Employee through a vendor selected by the Company or the Employer for a period of up to twelve (12) months after the Separation Date. The outplacement benefit provided by this Section shall not be subject to liquidation or exchange for any other payment or benefit.”

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IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name and on its behalf as of December 9, 2025 by a duly authorized officer.

Expro Group Holdings N.V. By: /s/ John McAlister Its: General Counsel

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